DEFERRED COMPENSATION CONTRACT





     AGREEMENT entered into as of February 18, 1993, between

THE PERKIN-ELMER CORPORATION, a New York corporation having

its principal place of business at Norwalk, Connecticut

(hereinafter referred to as the "Company") and Michael J.

McPartland, of 540 Warner Hill Road, Southport, CT 06940

(hereinafter referred to as the "Employee").

     WHEREAS, the Employee has rendered valuable service to

the Company, and it is regarded as essential by the Company

that it shall have the benefit of his services during future years, and

     WHEREAS, it is the desire of the Company to assist the

Employee in providing for the contingencies of death and old age dependency, and

     WHEREAS, it appears desirable to provide for retirement

at an age prior to the current normal retirement age of 65

years in appropriate cases so as to facilitate an orderly

succession in senior management positions of the Company.

     NOW, THEREFORE, it is hereby mutually agreed as

follows:

     (1) Should the Employee still be in the employ of the

Company at age 65, the Company (beginning on a date to be

determined by the Company but within 6 months from the

Employee's retirement date) will pay him $25,000 each year

for a continuous period of 10 years.  Payment of this amount shall be made in quarterly installments on the first day of

the fiscal quarters of  the Company.


     Should the Employee be in the employ of the Company at

age 65 and thereafter die before the entire said 10 annual

payments have been paid, the unpaid balance of the 10 annual payments will continue to be paid by the Company to that

person designated by the Employee in a written notice of


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


election as the Employee's beneficiary hereunder

(hereinafter referred to as the "Beneficiary").  The

Employee may change such designation at any time by giving

the Company written notice of such intent; and such change

shall become effective only upon being received and

acknowledged by the Company.

     If the Beneficiary shall die after receiving benefits

under this Agreement and further payments are payable, such

further payments shall be paid to the estate of the

Beneficiary.  If the Employee shall survive the Beneficiary

without designating another Beneficiary, any payments

hereunder shall be paid to the estate of the Employee.

     The Employee may elect in writing at any time prior to

his normal retirement date one of the following optional

forms of payment in lieu of the normal form of payment set

forth above, with the annual value of such optional form of

payment being actuarially reduced from such normal form of

payment; provided, however, that such optional forms of

payment are not available to an Employee in the event he

dies or terminates his employment and is covered by

Paragraphs (2), (4), (5), or (6) of this Agreement:

Option 1.  Reduced annual payments payable during his life

with the provision that if he shall not survive a period of

ten years, such reduced annual payments shall continue to be paid after the death of the Employee and during the

remainder of such ten-year period to the Beneficiary.

Option 2.  Reduced annual payments payable during his life,

with the provision that after his death such reduced annual

payments shall continue during the life of, and shall be

paid to the Beneficiary (provided the Beneficiary survives

the Employee).

Option 3.  Reduced annual payments payable during his life,

with the provision that after his death annual payments

equal to 50% of such reduced annual payments shall continue

during the life of, and shall be paid to, the Beneficiary

(provided the Beneficiary survives the Employee).

Option 4.  Reduced annual payments payable to the Employee

during his life.

     Notwithstanding any contrary provisions herein, the

Employee may not change his Beneficiary in Options 2 and 3,

above, after the Employee has begun to receive payments

hereunder.

     (2)  Should the Employee die before age 65 while in the

employ of the Company, the Company (beginning on a date to

be determined by the Company but within 6 months from the

date of death) will pay the Beneficiary $25,000 each year

for a continuous period of 10 years.  Payment of this amount shall be made in quarterly installments on the first day of

the fiscal quarters of the Company.

     (3)  If the Employee shall retire on or after age 60

and before age 65, with the written consent or at the

request of the Company, payments will be made by the Company in the amount and in the manner provided in Paragraph (1) to commence within 6 months of the date of retirement.

     (4)  Should the Employee's employment be terminated at

any time after the date hereof and prior to his attaining

age 60, with the written consent or by the act of the

Company, the Company will make payments in the manner

provided in Paragraph (1) to commence when the Employee

attains age 60 or the date of his prior death in an amount

determined by multiplying the benefit set forth in Paragraph

(1) by a fraction, the numerator of which shall be the

number of whole months or major part thereof from the date

hereof to the date of termination of employment, and the

denominator of which shall be the number of whole months or

major part thereof from the date hereof to the date he

attains age 60.

     (5)  Unless the Company shall consent in writing, the

Employee, if his employment be terminated other than by

death or disability or as provided in Paragraphs (3) or (4)

prior to his attaining age 65, shall forfeit all right to

benefits hereunder and the Company shall have no liability

for any payment to the Employee or the Beneficiary.

     Notwithstanding any other provision of this Agreement,

if within three years of a Change in Control the employment

of the Employee is terminated by the Employee for Good

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


Reason or by the Company without Cause, then the Company

will pay Employee the amount referred to in Paragraph (1) of this Agreement within 60 days of such termination of

employment.  For purposes hereof:

     (a)  A "Change in Control" shall have occurred if (i)

any "person" within the meaning of Section 14 (d) of the

Securities Exchange Act of 1934 becomes the "beneficial

owner" as defined in Rule 13d-3 thereunder, directly or

indirectly, of more than 25% of the Company's Common Stock,

(ii) any "person" acquires by proxy or otherwise, other than pursuant to solicitations by the Incumbent Board (as

hereinafter defined), the right to vote more than 35% of the

Company's Common Stock for the election of directors, for any merger or consolidation of the Company or for any other

matter or question, (iii) during any two-year period,

individuals who constitute the Board of Directors of the

Company (the "Incumbent Board") as of the beginning of the

period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the

Company's stockholders was approved by a vote of at least

three-quarters of the Incumbent Board (either by a specific

vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (iii), considered as though such person were a member of the Incumbent Board, or (iv) the Company's Stockholders

approve the sale of all or substantially all of the assets of the Company.

     (b)  Termination by the Company of the employment of

the Employee for "Cause" shall mean termination upon (i) the willful and continued failure by the Employee to perform

substantially his duties with the Company, (other than any

such failure resulting from the Employee's incapacity due to physical or mental illness) after a demand for substantial

performance is delivered to the employee by the Chairman of

the Board or President of the Company which specifically

identifies the manner in which such executive believes that

the Employee has not substantially performed his duties, or

(ii) the willful engaging by the Employee in illegal conduct which is materially and demonstrably injurious to the

Company.  For purposes of this subparagraph (b), no act or

failure to act on the part of the Employee shall be

considered "willful" unless done, or omitted to be done, by

the Employee in bad faith and without reasonable belief that the Employee's action or omission was in, or not opposed to,

the best interests of the Company.  Any act, or failure to

act, based upon authority given pursuant to a resolution

duly adopted by the Board or based upon the advice of

counsel for the Company shall conclusively presumed to be

done, or omitted to be done, by the Employee in good faith

and in the best interests of the Company.  Notwithstanding

the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there shall have been

delivered to the Employee a copy of a resolution, duly

adopted by the affirmative vote of not less than three-

quarters of the entire membership of the Board at a meeting

of the Board called and held for that purpose (after

reasonable notice to the employee and an opportunity for

him, together with his counsel, to be heard before the

Board), finding that in the good faith opinion of the Board

the Employee was guilty of the conduct set forth in sections

(i) or (ii) of this subparagraph (b) and specifying the

particulars thereof in detail.

     (c)  Termination by the employee of employment for

"Good Reason" shall mean termination based on:

     (i)  an adverse change in the status of the Employee

(other than any such change primary attributable to the fact that the Company may no longer be publicly owned) or the

Employee's position(s) as an officer of the Company as in

effect immediately prior to the Change in Control, or the

assignment to the Employee of any duties or responsibilities which, in his reasonable judgement, are inconsistent with

such status or position(s), or any removal of the Employee

from, or any failure to reappoint or reelect him to, such

position(s) (except in connection with the termination of

the Employee's employment for Cause, total disability, or

retirement on or after attaining age 65 or as a result of

death or by the Employee other than for Good Reason);

     (ii)  a reduction by the Company in the Employee's base

salary as in effect immediately prior to the Change in

Control;

     (iii) A material reduction in the Employee's total

annual compensation; a reduction for any year of over 10% of total compensation measured by the preceding year without a

substantially similar reduction to other executives shall be considered "material"; provided, however, the failure of the

Company to adopt or renew a stock option plan or to grant

stock options to the Employee shall not be considered a

reduction; and

     (iv)  the Company's requiring the employee to be more

than fifty miles from Norwalk, Connecticut, except for

required travel on the Company's business to an extent

substantially

consistent with the business travel obligations which he

undertook on behalf of the Company prior to the Change in

Control.

     (6)  In the event the Employee shall become disabled so

that he is unable to perform his duties as an employee and

so that he is entitled to benefits under a long range

disability insurance program made available by the Company,

or so that he would have been eligible for such benefits had he elected to insure himself thereunder, the Company will

make payments as provided in Paragraph (1) above to commence at age 65.

     In the event the Employee should die at any time after

becoming disabled and before attaining age 65, payments as

provided in this Paragraph (6) will be made to the

Beneficiary commencing as of the date of the Employee's

death.

     (7)  The Company has or may procure a policy or

policies of life insurance upon the life of the Employee to

aid it in meeting its obligations under this Agreement.  It

is understood, however, that such policy or policies held by the Company and the proceeds therefrom shall be treated as

the general assets of the Company; that they shall in no way represent any vested, secured, or preferred interest of the

Employee or his beneficiaries under this Agreement; and that the Company shall be under no obligation either to procure

or to continue life insurance in force upon the life of the

Employee.

     The employee hereby agrees that he already has or will

submit to a physical examination and answer truthfully and

completely without mental reservation or concealment any

question or request for information by any insurance company in connection with the issuance of any policy procured by

the Company under this Paragraph (7).  In the event the

Employee fails to do so or in the event the Employee dies by suicide, and the liability of the insurer under such policy

is restricted as a result of such failure or suicide, then

the Company shall thereby be released from all of its

obligations under Paragraph (2) above.

     (8)  If the Company shall procure any policy or

policies of life insurance in accordance with Paragraph (7)

above and shall have the option of including in any such

policy an accidental death or so-called "double indemnity"

provision, the Company will so advise the Employee and, if

the Employee requests and agrees to pay any additional

premium resulting therefrom, will include in the policy such accidental death or double indemnity provisions as may be

available and will further provide or cause to be provided

that any benefit payable under or by reason of such

provisions shall be paid as a death benefit to the

beneficiary designated by the Employee hereunder; provided

that in the event the Employee shall cease to pay such

additional premium the Company may cancel any accidental

death or double indemnity provision; and further provided

that the inclusion of such a provision shall in no way

affect the Company's right to cancel or otherwise dispose of the policy, even though such action may have the effect of

terminating such provision.

     (9)  If during a period of 10 years from the

termination of his employment with the Company the Employee

shall: engage in a business competitive with any business

activity engaged in by the Company at any time while he was

employed; enter into the service of any organization so

engaged in such business (or any subsidiary or affiliate of

such an organization); or personally engage in or enter the

service of any organization that is engaged in consulting

work or research or development or engineering activities for any organization so engaged in such business (or any subsidiary or affiliate of such an organization), then any

liability of the Company to make any further payments

hereunder shall cease.  The investment of funds by the

Employee in securities of a corporation listed on a

recognized stock exchange shall not be considered to be a

breach of this Paragraph.

     (10)  The Company may in its sole discretion grant the

Employee a leave of absence for a period not to exceed one

year during which time the Employee will be considered to be still in the employ of the Company for the purposes of this

Agreement.

     (11)  The Company in its sole discretion and without

the consent of the Employee, his estate, his beneficiaries,

or any other person claiming through or under him, may

commute any payments which are due hereunder at the rate of

4% per annum to a lump sum and pay such lump sum to the

Employee or to the beneficiary or beneficiaries entitled to

receive payment at the date of commutation, and such payment shall be a full discharge of the Company's liabilities

hereunder.  The Company may also in its sole discretion and

without the consent of any other person accelerate the

payment of any of the sums payable hereunder.

     (12)  The right to receive payments under this

Agreement shall not be assignable or subject to

anticipation, nor shall such right be subject to

garnishment, attachment, or any other legal process of

creditors of the Employee or of any person or persons

designated as beneficiaries hereunder except to the extent

that this provision may be contrary to law.

     (13)  This Agreement creates no rights in the Employee

to continue in the employ of the Company for any length of

time nor does it create any rights in the Employee or

obligations on the part of the Company other than those set

forth herein.

     (14)  If the Company, or any corporation surviving or

resulting from any merger or consolidation to which the

Company may be a party or to which substantially all the

assets of the Company shall be sold or otherwise

transferred, shall at any time be merged or consolidated

with or into any other corporation or corporations or shall

otherwise transfer substantially all its assets to another corporation, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the

corporation surviving or resulting from such merger or

consolidation or to which such assets shall be so sold or

otherwise transferred.  Except as herein provided, this

Agreement shall not be assignable by the Company or by the

Employee.

     This Agreement is solely between the Company and the

Employee.  The Employee and his beneficiaries shall have

recourse only against the Company for enforcement, and the

Agreement shall be binding upon the beneficiaries, heirs,

executors, and administrators of the Employee and upon the

successors and assigns of the Company.

     This Agreement has been made, executed, and delivered

in the State of Connecticut; and shall be governed in

accordance with the laws thereof.

     IN WITNESS WHEREOF, the parties hereto have set their

hands and affixed the seal of the Corporation as of the date first written above.



                              THE PERKIN-ELMER CORPORATION


                              By  /s/ G. N. Kelley
                                Gaynor N. Kelley
                                Chairman and President
                                Chief Executive Officer

ATTEST:


By   /s/ C. W. Bergere, Jr.

                              ACCEPTED AND AGREED:


                              /s/ Michael J. McPartland
                                  (B)

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